UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2008

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of

Certain Officers.

On September 26, 2008, the Board of Directors (“Board”) of NorthWestern Corporation (the “Company”) adopted the 2008 Key Employee Severance Plan (the “Key Employee Plan”), effective October 1, 2008, which supersedes the 2006 Officer Severance Plan which expired on September 30, 2008.

In establishing the Key Employee Plan, the Human Resources Committee of the Board of Directors engaged outside consultants to determine the appropriate level of benefits payable to officer-level employees of the Company and the appropriate program design. The objective of the Human Resources Committee was to provide severance benefits that are conservatively competitive with other utility companies. The new plan constitutes “welfare benefit plans” under section 3(1) of the Employee Retirement Income Security Act, as amended (“ERISA”).

The provisions of the Key Employee Plan provide for the payment of severance benefits in the event an “eligible employee” (as defined in section 1.6 of the Key Employee Plan) is involuntarily terminated without “cause,” where “cause” is defined in section 1.4 of the Key Employee Plan. For this purpose, involuntary termination does not include a termination resulting from a participant’s death or disability. The severance benefits payable under the severance plan provisions include: (i) a lump-sum cash payment equal to one times annual base pay, (ii) reimbursement of COBRA premiums paid by the participant during the 12-month period following the participant’s termination date, and (iii) $12,000 of outplacement services during the 12-month period following the participant’s termination date.

To eliminate any conflict between the NorthWestern Energy 2008 Employee Incentive Plan ("Incentive Plan") and the 2008 Key Employee Severance Plan for the remainder of 2008, the Board also approved a provision that will allow an eligible employee who is severed under the Key Employee Plan, from October 1, 2008 through December 31, 2008, to receive a prorated bonus, if any, in accordance with the Incentive Plan. The Key Employee Plan is in compliance with ERISA and Code section 409A.

The Key Employee Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1*	NorthWestern Corporation 2008 Key Employee Severance Plan

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Miggie E. Cramblit
Miggie E. Cramblit
Vice President, General Counsel and Corporate Secretary

Date: October 2, 2008

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1*	NorthWestern Corporation 2008 Key Employee Severance Plan

* filed herewith

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